UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
February 20, 2009
COCA-COLA BOTTLING CO. CONSOLIDATED
(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
4100 Coca-Cola Plaza, Charlotte, North Carolina 28211
(Address of principal executive offices) (Zip Code)
(704) 557-4400
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Coca-Cola Bottling Co. Consolidated (the “Company”) will suspend contributions to its Retirement Savings Plan (401(k) plan) effective April 1, 2009. Prior to this suspension, the Company provided matching contributions on a dollar-for-dollar basis, up to five percent of an employee’s annual eligible pay.
Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED (REGISTRANT)

Date: February 20, 2009	BY:	/s/ James E. Harris

James E. Harris Principal Financial Officer of the Registrant and Senior Vice President and Chief Financial Officer